                                                                      EXHIBIT 24



                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


            The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint Charles
N. Hayssen and David E. Rosedahl, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock and/or other securities of said Corporation proposed to be issued or sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of March, 1994.




                                        /S/ Edward N. Bennett
                                        ----------------------------------------
                                        Edward N. Bennett

                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


            The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint Charles
N. Hayssen and David E. Rosedahl, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock and/or other securities of said Corporation proposed to be issued or sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of March, 1994.




                                   /S/ Karen M. Bohn
                                   ---------------------------------------------
                                   Karen M. Bohn

                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


            The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint Charles
N. Hayssen and David E. Rosedahl, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock and/or other securities of said Corporation proposed to be issued or sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of March, 1994.




                                   /S/ Ralph W. Burnet
                                   ---------------------------------------------
                                   Ralph W. Burnet

                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


            The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint Charles
N. Hayssen and David E. Rosedahl, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock and/or other securities of said Corporation proposed to be issued or sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of March, 1994.




                                   /S/ David P. Crosby
                                   ---------------------------------------------
                                   David P. Crosby

                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


            The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint Charles
N. Hayssen and David E. Rosedahl, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock and/or other securities of said Corporation proposed to be issued or sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of March, 1994.




                                   /S/ William H. Ellis
                                   ---------------------------------------------
                                   William H. Ellis

                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


            The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint Charles
N. Hayssen and David E. Rosedahl, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock and/or other securities of said Corporation proposed to be issued or sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of March, 1994.




                                   /S/ Dan L. Lastavich
                                   ---------------------------------------------
                                   Dan L. Lastavich

                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


            The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint Charles
N. Hayssen and David E. Rosedahl, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock and/or other securities of said Corporation proposed to be issued or sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of March, 1994.




                                   /S/ Robert J. Magnuson
                                   ---------------------------------------------
                                   Robert J. Magnuson

                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


            The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint Charles
N. Hayssen and David E. Rosedahl, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock and/or other securities of said Corporation proposed to be issued or sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of March, 1994.




                                   /S/ John L. McElroy, Jr.
                                   ---------------------------------------------
                                   John L. McElroy, Jr.

                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


            The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint Charles
N. Hayssen and David E. Rosedahl, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock and/or other securities of said Corporation proposed to be issued or sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of March, 1994.




                                   /S/ Gary M. Petrucci
                                   ---------------------------------------------
                                   Gary M. Petrucci

                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


            The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint Charles
N. Hayssen and David E. Rosedahl, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock and/or other securities of said Corporation proposed to be issued or sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of March, 1994.




                                   /S/ Addison L. Piper
                                   ---------------------------------------------
                                   Addison L. Piper

                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


            The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint Charles
N. Hayssen and David E. Rosedahl, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock and/or other securities of said Corporation proposed to be issued or sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of March, 1994.




                                   /S/ Robert S. Slifka
                                   ---------------------------------------------
                                   Robert S. Slifka

                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


            The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint Charles
N. Hayssen and David E. Rosedahl, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock and/or other securities of said Corporation proposed to be issued or sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of March, 1994.




                                   /S/ David Stanley
                                   ---------------------------------------------
                                   David Stanley

                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


            The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint Charles
N. Hayssen and David E. Rosedahl, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock and/or other securities of said Corporation proposed to be issued or sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of March, 1994.




                                   /S/ Delos V. Steenson
                                   ---------------------------------------------
                                   DeLos V. Steenson

                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                             OF DIRECTOR AND OFFICER


            The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint Charles
N. Hayssen and David E. Rosedahl, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock and/or other securities of said Corporation proposed to be issued or sold by said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of March, 1994.




                                   /S/ Richard J. Stream
                                   ---------------------------------------------
                                   Richard J. Stream